Exhibit 10.36.2

FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT

This FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT (this “Amendment”), effective as of October [•], 2019 (the “First Amendment Effective Date”), is made by and among Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer (“ACRA”), ADIP Holdings (A), L.P., a Cayman Islands limited partnership (“ADIP A”), ADIP Holdings (B), L.P., a Cayman Islands limited partnership (“ADIP B”), ADIP Holdings (C), L.P., a Cayman Islands limited partnership (“ADIP C”), ADIP Holdings (D), L.P., a Cayman Islands limited partnership (“ADIP D”), ADIP Holdings (E), L.P., a Cayman Islands limited partnership (“ADIP E”) and ADIP Holdings (Lux), L.P., a Cayman Islands limited partnership (“ADIP Lux” and, together with ADIP A, ADIP B, ADIP C, ADIP D and ADIP E, the “Co- Investors” and each, a “Co-Investor”) and Athene Life Re Ltd., a reinsurance company organized under the laws of Bermuda (“ALRe” and, together with the Co-Investors, the “Shareholders”). ACRA, the Co-Investors and ALRe are the “Parties” and each a “Party” to this Amendment.

WITNESSETH:

WHEREAS, the Parties are parties to that certain Shareholders Agreement effective as of October 1, 2019 (the “Shareholders Agreement”);

WHEREAS, the Parties desire to amend the Shareholders Agreement as provided herein; and

WHEREAS, pursuant to Section 4.5 of the Shareholders Agreement, the Shareholders Agreement may be amended by a written instrument duly executed by the proper officers of each party to the Shareholders Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties hereby agree as follows:

1.    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Shareholders Agreement.

2.    Amendment.

(a)    From and after the First Amendment Effective Date, paragraph (e) of the definition of “Permitted Transfer” in Section 1.1 of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

“(e)    any other Transfer designated by either (i) the Conflicts Committee or (ii) a majority of the Independent Directors of the applicable ACRA Board (at the applicable ACRA Board’s discretion) as a Permitted Transfer, including pursuant to a request by a Shareholder under Section 3.2(a) of this Agreement.”

(b)    From and after the First Amendment Effective Date, Section 3.6 of the Shareholders Agreement is hereby amended to include the following as a new Section 3.6(g):

“(g)    Report of Certain Transactions. Each ACRA Investment Entity shall, within four (4) calendar months after the end of each fiscal year of such ACRA Investment Entity, provide the advisory board of the Feeder Funds and the Conflicts Committee of the applicable ACRA Investment Entity a report describing ordinary course transactions entered into between such ACRA Investment Entity and any member of the Apollo Group during such fiscal year.”

(c)    From and after the First Amendment Effective Date, Section 3.9(a)(iii) of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

“(iii)    four (4) members of each ACRA Board shall be individuals nominated by the Co-Investors (through Apollo ADIP Advisors, L.P., (the “General Partner”) as general partner of the Co-Investors), at least three (3) of which shall be Independent Directors (the “ADIP Nominees”);”

(d)    From and after the First Amendment Effective Date, Section 3.9(a)(viii)(A) of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

“(A)    a Conflicts Committee consisting of five (5) Directors selected by the applicable ACRA Board from among the Athene Nominees that are Independent Directors and the ADIP Nominees that are Independent Directors;”

(e)    From and after the First Amendment Effective Date, Schedule B to the Shareholders Agreement is hereby amended and restated in its entirety by deleting such Schedule and replacing such Schedule with the Schedule attached hereto as Exhibit A.

Execution Version

3.    Miscellaneous.

(a)    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders Agreement shall remain in full force and effect in accordance with their respective terms and are hereby ratified or confirmed. This Amendment shall not constitute an amendment or waiver of any provision of the Shareholders Agreement except as expressly set forth herein. Upon the execution and delivery hereof, the Shareholders Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Shareholders Agreement, and this Amendment and the Shareholders Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Shareholders Agreement. As used in the Shareholders Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the First Amendment Effective Date, unless the context requires otherwise, the Shareholders Agreement as amended by this Amendment.

(b)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic copy of an executed counterpart of a signature page to this Amendment by email or facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the First Amendment Effective Date.
ATHENE CO-INVEST REINSURANCE AFFILIATE 1A LTD.
By: /s/ Adam Laing______________________________

Name: Adam Laing______________________________

Title: Chief Financial Officer______________________

Signature Page to First Amendment to
Shareholders Agreement

ADIP HOLDINGS (A), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt___________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to First Amendment to
Shareholders Agreement

ADIP HOLDINGS (B), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt___________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to First Amendment to
Shareholders Agreement

ADIP HOLDINGS (C), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt___________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to First Amendment to
Shareholders Agreement

ADIP HOLDINGS (D), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt___________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to First Amendment to
Shareholders Agreement

ADIP HOLDINGS (E), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt___________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to First Amendment to
Shareholders Agreement

ADIP HOLDINGS (LUX), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt___________

Name: Joseph D. Glatt

Title: Vice President

Signature Page to First Amendment to
Shareholders Agreement

ATHENE LIFE RE LTD.
By: /s/ Natasha Scotland Courcy________________

Name: Natasha Scotland Courcy________________

Title: SVP, General Counsel____________________

Signature Page to First Amendment to
Shareholders Agreement

EXHIBIT A

INITIAL ACRA DIRECTORS

	Director	Class	End of Initial Term
Chairman	Jamshid Ehsani	III	2024
Apollo Representative	Matthew R. Michelini	II	2023
Athene Representative	William J. Wheeler	I	2022
Apollo/Athene Representative (per Section 3.9(a)(ii))	Chip Gillis	III	2024
Apollo/Athene Representative (per Section 3.9(a)(ii))	Gary Parr	II	2023
Athene Independent Director (per Section 3.9(a)(ii))	Josh Mandel	III	2024
Athene Independent Director (per Section 3.9(a)(ii))	Karen Berman	II	2023
ADIP Independent Director (per Section 3.9 (a)(iii))	Shaun Mathews	I	2022
ADIP Independent Director (per Section 3.9(a)(iii))	[]	[]	[]
ADIP Independent Director (per Section 3.9(a)(iii))	VACANT
ADIP Nominee (per Section 3.9(a)(iii))	Vishal Sheth	I	2022

Signature Page to First Amendment to
Shareholders Agreement